Second Quarter 2024 Earnings Conference Call 7/16/2024 HANCOCK WHITNEY Exhibit 99.2

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, capital levels, deposits (including growth, pricing, and betas), investment portfolio, other sources of liquidity, loan growth expectations, management’s predictions about charge-offs for loans, general economic business conditions in our local markets, Federal Reserve action with respect to interest rates, the impacts related to Russia’s military action in Ukraine, the effects of the Israel-Hamas war, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings, assessments, and enforcement actions, as well as the impact of negative developments affecting the banking industry and the resulting media coverage; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial and non-financial reporting, the financial impact of regulatory requirements and tax reform legislation, deposit trends, credit quality trends, the impact of natural or man-made disasters, the impact of current and future economic conditions, including the effects of declines in the real estate market, high unemployment, inflationary pressures, increasing insurance costs, elevated interest rates, including the impact of prolonged elevated interest rates on our financial projections, models and guidance and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this presentation is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in other periodic reports that we file with the SEC. Important cautionary statement about forward-looking statements

Non-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at investors.hancockwhitney.com. ABL – Asset Based Lending ACL – Allowance for credit losses AEA – Average Earning Assets AFS – Available for sale securities Annualized – Calculated to reflect a rate based on a full year AOCI – Accumulated other comprehensive income ARM – Adjustable Rate Mortgage B – Dollars in billions Beta – repricing based on a change in market rates BOLI – Bank-owned life insurance bps – basis points Brokered Deposits – deposits obtained directly or indirectly through a deposit broker typically offering higher interest rates C&D – Construction and land development loans CD – Certificate of deposit CET1 – Common Equity Tier 1 Ratio CF – Cash flow CMBS – Commercial mortgage-backed securities CMO – Collateralized mortgage obligations CRE – Commercial real estate CSO – Corporate strategic objective DDA – Noninterest-bearing demand deposit accounts DSCR – Debt Service Coverage Ratio *Efficiency ratio – noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and other supplemental disclosure items EOP – End of period EPS – Earnings per share Fed - Federal Reserve Bank FF – Federal Funds FHLB – Federal Home Loan Bank FRB-DW – Federal Reserve Bank Discount Window Free Securities – market value of unencumbered investment securities owned by the bank FTE – Full time equivalent FV – Fair Value HFS – Held for sale HTM – Held to maturity securities IB – Interest-bearing ICRE – Income-producing commercial real estate ICS – Insured Cash Sweep IRR – Interest rate risk Line Utilization - represents the used portion of a revolving line resulting in a funded balance for a given portfolio; credit cards, construction loans (commercial and residential), and consumer lines of credit are excluded from the calculation Linked-quarter (LQ) – current quarter compared to previous quarter LOC – Line of credit LQA – Linked-quarter annualized LTV – Loan to value M&A – Mergers and acquisitions MM – Dollars in millions MMDA – Money market demand account MMDDYY – Month Day Year Munis – Municipal obligations NII – Net interest income *NIM – Net interest margin (TE) OCI – Other comprehensive income OFA – Other foreclosed assets O/N– Overnight Funds ORE – Other real estate PF – Public Funds *PPNR and *Adjusted PPNR – Pre-provision net revenue, defined as net income excluding provision expense and income tax expense, plus the taxable equivalent adjustment; adjusted PPNR is PPNR excluding supplemental disclosure items; also known as adjusted leverage Repo – Customer repurchase agreements RMBS – Residential mortgage-backed securities ROA – Return on average assets ROTCE – Return on tangible common equity RWA – Risk Weighted Assets SBIC – Small business investment company SNC – Shared national credit SOFR – Secured Overnight Financing Rate S2 – Slower growth, downside scenario *Supplemental disclosure items - certain items that are outside of our principal business and/or are not indicative of forward-looking trends; these items are presented below GAAP financial data and excluded from certain adjusted ratios and metrics TCE – Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) *TE – Taxable equivalent (calculated using the current statutory federal tax rate) XHYY – Half Year XQYY – Quarter Year Y-o-Y – Year over year

HWC Nasdaq Listed HNCOCK WHITNEY 4 *Most recent quarter-end regulatory capital ratios preliminary until finalization of our regulatory filings As of June 30, 2024 (Healthcare) (ABL) (Operations) (Trust) $35.4 billion in Total Assets $23.9 billion in Total Loans $29.2 billion in Total Deposits CET1 Ratio 13.25%* TCE Ratio 8.77% $4.1 billion in Market Cap Baa3 Moody’s Long-term issuer rating; stable outlook BBB S&P Long-term issuer rating; stable outlook 180 banking locations Approximately 3,541 (FTE) employees corporate-wide 223 ATMs Corporate Profile

How we do business Our Mission. Each day, we reaffirm our mission to help people achieve their financial goals and dreams. Our Purpose. We work hard to create opportunities for people and the communities we serve—our purpose for doing what we do. Our Promise to Associates. We honor and respect associates with a heartfelt promise: You can grow. You have a voice. You are important. Honor & Integrity We proudly bear a figurative badge symbolizing our steady commitment to do the right thing for the people who depend on and trust us. Strength & Stability We maintain strong capital and solid business practices to anchor the company's financial soundness and offer clients safe harbor for their hard-earned money. Commitment to Service With a firm handshake and compassionate outreach, we pledge exceptional service to our clients and communities every day. Teamwork Like finely tuned gears, we work together to power an organization founded to help people, businesses, and communities succeed.  Personal Responsibility Each of us carries the long-burning light of accountability that leads us to go above and beyond our best.  Our core values.

HWC Strong and Stable for 125 Years Strength to manage through a challenging economic environment Density and market share in resilient deposit markets Stable, seasoned, diversified deposits; ability to organically grow deposits Solid capital levels continued to build and remain well-capitalized including all unrealized losses Ability to return capital through dividend increases and share repurchase program Commitment to maintaining a de-risked balance sheet, with a diversified loan portfolio Robust ACL at 1.43% of loans Proven ability to proactively manage expenses Technology projects improve client experience and enhance efficiencies Exceptional, dedicated, committed team of associates

Second Quarter 2024 Highlights Net income totaled $114.6 million, or $1.31 per diluted share, compared to $108.6 million, or $1.24 per diluted share in 1Q24 There were no supplemental disclosure items in 2Q24. Supplemental disclosure items in 1Q24 results include a net pretax charge of ($3.8) million, or $0.04 per share (See appendix) Adjusted Pre-Provision Net Revenue (PPNR)* totaled $156.4 million, compared to $152.9 million in prior quarter Loans decreased $59 million, or 1% LQA (See slide 8) Deposits decreased $575 million, or 8% LQA (See slide 10) Criticized commercial loans and nonaccrual loans continued to normalize (See slide 11) ACL coverage solid at 1.43%, up 1 bp compared to prior quarter (See slide 12) NIM 3.37%, up 5 bps compared to 1Q24 (See slide 14) CET1 ratio estimated at 13.25%, up 60 bps linked-quarter; TCE ratio 8.77%, up 16 bps linked-quarter (See slide 19) Efficiency ratio* 56.18%, down 26 bps linked-quarter ($s in millions; except per share data) 2Q24 1Q24 2Q23 Net income $114.6 $108.6 $117.8 Provision for credit losses $8.7 $13.0 $7.6 Supplemental disclosure items ─ ($3.8) ─ Earnings per share – diluted $1.31 $1.24 $1.35 Return on Assets (%) (ROA) 1.32 1.24 1.30 Adjusted ROA (%)* 1.32 1.28 1.30 Return on Tangible Common Equity (%) (ROTCE) 15.73 14.96 17.76 Adjusted ROTCE (%)* 15.73 15.37 17.76 Net Interest Margin (TE) (%) 3.37 3.32 3.30 Net Charge-offs (%) 0.12 0.15 0.06 CET1 Ratio (%)** 13.25 12.65 11.83 Tangible Common Equity (%) 8.77 8.61 7.50 Adjusted Pre-Provision Net Revenue (TE)* $156.4 $152.9 $157.8 Efficiency Ratio (%)* 56.18 56.44 55.33 *Non-GAAP measure: see appendix for non-GAAP reconciliation **Most recent quarter-end regulatory capital ratios preliminary until finalization of our regulatory filings

Loans totaled $23.9 billion, down $59 million, or 1% LQA; primarily due to SNC runoff of $221 million Healthcare contraction driven primarily by strategic reductions in large credit-only deals Line utilization impacted by lower availability on commercial non-real estate loans coupled with stable outstanding balances and an increase in utilization of consumer real-estate secured lines of credit Headwinds to future loan growth: Select appetite in CRE Expect contraction in loan-only transactions over time Disciplined loan pricing Potential economic slowdown Continued planned SNC runoff Loan Balances Virtually Flat Linked-Quarter Bar Chart

Loan Portfolio Composition Diversified and De-Risked Total Loans Outstanding % of Total Loans Commitment ($s in millions) Commercial non-RE (C&I) $7,751 32.4% $13,451 CRE - owner 2,537 10.6% 2,660 ICRE 3,509 14.7% 3,611 C&D 1,400 5.9% 2,429 Healthcare (1) 2,093 8.8% 2,556 Equipment Finance 1,033 4.3% 1,033 Energy 201 0.8% 303 Total Commercial 18,524 77.5% 26,043 Mortgage 4,000 16.7% 4,003 Consumer 1,356 5.7% 3,331 Indirect 32 0.1% 32 Grand Total $23,912 100.0% $33,409         For Information Purposes Only (included in categories above)       Retail (C&I and CRE) $2,062 8.6% $2,480 Hospitality (C&I and CRE) $1,276 5.3% $1,452 Office – ICRE $711 3.0% $740 Office – owner $854 3.6% $884 Multifamily – ICRE $914 3.8% $922 Multifamily – C&D $534 2.2% $1,049 Loan portfolio diverse across a number of segments and industries Conservative underwriting in both type and structure Underwriting efforts focused on resilient industries and on full-service client relationships Business banking and consumer loans provide depository relationships and favorable yields SNC Loans totaled $2.5 billion at 6/30/24, 10.6% of total loans, down $221 million linked-quarter SNC loans generally have businesses/sponsors operating in our market areas that are well known to relationship officers Diverse industry concentrations For additional details on ICRE loans, refer to slide 25 in the appendix As of June 30, 2024 (1) $909 million of healthcare loans outstanding are C&I, $512 million are CRE-Owner, $544 million are ICRE, and $128 million are C&D

DDA Mix Stable; Brokered Deposits Lower Total deposits of $29.2 billion, down $575 million, or 8% LQA Brokered deposits decreased $195 million due to maturities that were not replaced during 2Q24 Pace of noninterest-bearing DDA outflows continued to slow; DDAs as a % of total deposits stable in 2Q24 at 36% Decrease in interest-bearing transactions and savings due to seasonality Retail time deposits increased despite maturity concentrations and promotional rate reductions during the period Decrease in interest-bearing public funds of $144 million driven by seasonal runoff For additional details on deposit composition refer to slide 28 Total Deposits 12/31/20 $s in millions Time Deposits (retail) $1,835 7% Time Deposits (brokered) $14 ― Interest-bearing public funds $3,235 12% Interest-bearing transaction & savings $10,414 37% Noninterest bearing $12,200 44% $s in billions Avg Qtrly Deposits LQA EOP growth $28.0 $26.0 $24.0 $22.0 $20.0 $18.0 $16.0 1Q20 $24.3 20% 2Q20 $26.7 37% 3Q20 $26.8 -4% 4Q20 $27.0 10% 1Q21 $27.0 10% HNCOCK WHITNEY 15 EOP Deposits Mix ($) EOP Deposits Mix (%) * Includes Public Funds DDA $ in millions % of Total Deposits

Criticized Commercial and Nonaccrual Loans Normalize Criticized commercial loans totaled $380 million, or 2.05% of total commercial loans, at June 30, 2024, compared to $340 million, or 1.83% of total commercial loans, in prior quarter Nonaccrual loans totaled $86 million, or 0.36% of total loans, at June 30, 2024, compared to $82 million, or 0.34% of total loans, in prior quarter Criticized commercial and nonaccrual loan levels remain at or near top quartile of peer group Not experiencing broad signs of weakness among any industry, collateral type, or geography 1.62% 0.33% 1.83% Total Loans $23,790 $23,984 $23,922 $23,971 $23,912 Total Commercial Loans 18,703 18,799 18,589 18,591 18,524 Criticized Commercial Loans 302 275 274 340 380 Nonaccrual Loans 78 60 59 82 86 1.46% 0.25% 1.47% 0.25% 0.34% 2.05% 0.36% $700 $600 $500 $400 $300 $200 $100 $0 3Q20 4Q20 1Q21 2Q21 3Q21 HNCOCK WHITNEY 12 $ in millions

Maintained Solid Reserves Provision for the second quarter of 2024 of $8.7 million, reflects $7.3 million of net charge-offs and a reserve build of $1.4 million Continued normalization in net charge-offs Slight build in reserve coverage, with quarter-end reserve coverage of 1.43% Weighting applied to Moody's June 2024 economic scenarios was 40% baseline and 60% slower growth (S2), unchanged from 1Q24 Given market conditions, scenario mix and weighting captures greater potential for slower near-term economic growth than provided for in the baseline scenario Net Charge-offs Reserve Build / (Release) Total Provision  ($s in millions) 2Q24 1Q24 2Q24 1Q24 2Q24 1Q24 Commercial $4.1 $5.3 $1.1 $2.0 $5.2 $7.3 Mortgage (0.1) (0.2) 0.5 2.2 0.4 2.0 Consumer 3.3 3.9 (0.2) (0.2) 3.1 3.7 Total $7.3 $9.0 $1.4 $4.0 $8.7 $13.0 6/30/2024 3/31/2024 Portfolio ($ in millions) Amount % of Loan and Leases Outstanding Amount % of Loan and Leases Outstanding Commercial $249 1.35% $248 1.33% Mortgage 42 1.04% 41 1.03% Consumer 25 1.81% 25 1.81% Allowance for Loan and Lease Losses (ALLL) $316 1.32% $314 1.31% Reserve for Unfunded Lending Commitments 26 --- 27 --- Allowance for Credit Losses (ACL) $342 1.43% $341 1.42%

Portfolio Reinvestment Drives Yield Increase Securities portfolio* totaled $8.2 billion at 6/30/24, flat linked-quarter 69% AFS, 31% HTM at 6/30/24 To reduce OCI volatility and provide flexibility to reposition and/or reprice the hedged assets in a changing rate environment, we have $478 million of FV hedges on $514 million of bonds, or 9% of AFS securities Yield 2.60%, up 4 bps from 1Q24, due to portfolio reinvestments during 2Q24 Premium amortization totaled $6.9 million, up $0.1 million linked-quarter Effective duration 4.4 at 6/30/24, compared to 4.5 at 3/31/24, continues to trend lower from purchases of shorter duration securities and as FV hedges approach effective dates Net unrealized losses on securities portfolio impacted by higher long-term Treasury yields: Bar chart,pie chart Net Unrealized Loss $ in millions 6/30/2024 3/31/2024 AFS ($641) ($630) HTM ($223) ($217) Total ($864) ($847) * Excluding unrealized losses and FV hedges adjustment

2Q24 NIM 3.37%, up 5 bps from 1Q24 NIM 3.37% for the month of June 2024 NII (TE) of $273.3 million, compared to $269.0 million prior quarter Increase in NII driven by higher loan and securities yields and lower deposit costs, partially offset by unfavorable borrowing mix Expect modest NIM expansion in 2024 Assumes zero rate cuts in 2024 Headwinds: continued deposit remix (albeit at a slower pace) Tailwinds: lower deposit costs, continued repricing of securities and fixed rate loans NIM Expansion Linked-Quarter Cost of Deposits 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% Mar-20 Apr-20 May-20 Jun 20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Mar-21e .59% .41% .33% .29% .25% .21% .20% .19% .17% .17% .13% 3.40% 3.30% 3.20% 3.10% 3.00% 2.90% 2.80% 3Q20 NIM (TE) Impact of Securities Portfolio Purchase/Premium amortization Impact of change in earnings asset mix Lower cost of deposits Net impact of interest reversals and recoveries/loan fees accretion 4Q20 NIM (TE) 0.02% 0.06% 0.05% 0.02% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 4Q19 1Q20 2Q20 3Q20 4Q20 4.69% 3.43% 2.56% 0.76% 4.56% 3.41% 2.53% 0.67% 4.04% 3.23% 2.47% 0.38% 3.95% 3.23% 2.31% 0.30% 3.99% 3.22% 2.23% 0.25% Loan Yield Securities Yield Cost of Fund NIM HNCOCK WHITNEY 18 Line chart NIM Yield / Cost Quarter Month

New Loan Rates Impacted by Rate Environment $ in millions New Loan Rate* – Fixed 6.47% 6.69% 7.46% 7.75% 7.52% 7.41% New Loan Rate* - Variable 7.10% 7.81% 8.28% 8.31% 8.03% 8.29% * Loan rates represent weighted average coupon rate in the month of origination or first funded balance

Loans Loans totaled $23.9 billion at June 30, 2024 39% fixed, 61% variable (includes hybrid ARMs) 71% of variable loans tied to SOFR 22% of variable loans tied to Wall Street Journal Prime 7% of variable loans tied to other indices Securities Expect reinvestment of principal runoff of approximately $195 million in 3Q24, $216 million in 4Q24, and $159 million in 1Q25 Swaps/Hedges (See slide 32 for more information) $1.6 billion of active receive fixed/pay 1 month SOFR swaps designated as Cash Flow Hedges on the balance sheet; extends asset duration $478 million of pay fixed/receive Fed Effective swaps designated as Fair Value Hedges on $514 million of securities; provides OCI protection and flexibility to reposition and/or reprice the hedged assets in a changing rate environment Deposits Deposits totaled $29.2 billion at June 30, 2024 73% of deposits are MMDA (excludes PF), savings, or DDA Shift in deposit mix continued as interest rates remain elevated Rate Betas Rate Floors Floor Rate Balance * Balance Cumulative 25-49 bps $670 million $670 million 50-74 bps $804 million $1.5 billion 75-99 bps $546 million $2.0 billion 100-150 bps $1.8 billion $3.8 billion > 150 bps $172 million $4.0 billion IRR Sensitivity Table HWC (Hedges Removed) As of 4Q21 As of 4Q21 Peers * Immediate 100 bps 7.3% 8.4% 7.3% Gradual 100 bps 3.2% 3.6% 4.3% Deposits $ in millions Time Deposits $1,129 4% Interest-bearing public funds $3,295 11% Interest-bearing transaction & savings $11,650 38% Noninterest bearing $14,393 47% Key IRR Metrics IRR Sensitivity Table   HWC As of 2Q24 HWC (Hedges Removed) As of 2Q24 Immediate +100 bps 1.6% 2.8% Immediate -100 bps -1.5% -2.7% Gradual +100 bps 1.3% 1.8% Gradual -100 bps -0.6% -1.1% Cycle to date (1Q22-2Q24) Total Deposit Betas 37% IB Deposit Betas 58% Loan Betas 49% Total Deposit Beta (excluding brokered CDs) 37%

Fee Income Growth Linked-Quarter Noninterest income totaled $89.2 million, up $1.3 million, or 2% linked-quarter Increase in trust fees due to annual collection of tax preparation fees and higher market values and sales Increase in bank card and ATM fees due to higher customer activity Increase in secondary mortgage fees due to continued shift to secondary focused production Decrease in investment and annuity income and insurance due to lower stock and bond trading volume and lower annuity sales, compared to record-high volume in 1Q24 Noninterest Income Mix 6/30/24 $s in millions Lower Mortgage, Specialty Income Partly Offset by Higher Service Fees Noninterest income totaled $82.4 million, down $1.3 million, or 2% linked-quarter Service charges and bank card & ATM fees up primarily due to increased activity, although lower than pre-pandemic levels Secondary mortgage fees continue to be impacted by the favorable rate environment, albeit a lower level of refinance activity compared to previous quarters Other income decrease related to lower levels of specialty income (BOLI) in 4Q20 partially offset by higher derivative income Expect 1Q21 fee income to be down related to anticipated lower levels of specialty income and secondary mortgage fees Secondary Mortgage Fees $11.5 14%Other $12.8 16% Noninterest Income Mix 12/31/20 $s in millions Service Charges on Deposit $19.9 24% Investment & Annuity and Insurance $5.8 7% Trust Fees $14.8 18% Bank Card & ATM Fees $17.6 21% 3Q20 NON INTEREST INCOME SERVICE CHARGES ON DEPOSIT accounts bank card & atm fees investment & annuity income and insurance trust fees secondary mortgage fees other 4q20 Non interest income Pie chart

Expenses Remain Well Controlled Noninterest expense totaled $206.0 million, down $1.7 million, or 1% linked-quarter; There were no supplemental disclosure items in 2Q24; 1Q24 included $3.8 million related to the FDIC special assessment Personnel expense decreased $2.4 million, or 2% linked-quarter, due lower incentives, payroll taxes, and retirement benefits Other expenses increased $5.7 million, or 9% linked-quarter, largely due to higher data processing and professional service expense due to project implementations A Focus on Expense Control; More Initiatives Underway Noninterest expense totaled $193.1 million, down $2.7 million, or 1% LQ Decline in personnel expense related to savings from efficiency measures taken to-date, including staff attrition and recent financial center closures Increase in other expenses mainly related to nonrecurring hurricane expense and branch closures Expense reduction initiatives to-date Closed 12 financial centers in 4Q20 8 additional financial centers closures announced in 1Q21 Ongoing branch rationalization reviews Closed Wealth Management trust offices in the NE corridor FTE down 210 compared to June 30, 2020 through staff attrition and other initiatives Early retirement package offered to select employees in 1Q21 Expect 1Q21 expenses to be flat as efficiency initiatives continue and offset typical beginning of the year increases; does not include nonrecurring charges for certain initiatives (i.e. early retirement) Noninterest Expense Mix 6/30/24 $s in millions *Non-GAAP measure: see appendix for non-GAAP reconciliation

Capital Levels Continue to Improve CET1 ratio estimated at 13.25%, up 60 bps linked-quarter Leverage (Tier 1) ratio estimated at 10.71%, up 22 bps linked-quarter TCE ratio 8.77%, up 16 bps linked-quarter Common stock dividend increased 33% to $0.40 per common share in 2Q24 312,993 shares of company common stock repurchased during 2Q24 at an average price of $46.69; buyback authority active through December 31, 2024 Tangible Common Equity Ratio Leverage Ratio CET1 Ratio and Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio June 30, 2024* 8.77% 10.71% 13.25% 15.00% March 31, 2024 8.61% 10.49% 12.65% 14.34% December 31, 2023 8.37% 10.10% 12.33% 13.93% September 30, 2023 7.34% 10.01% 12.06% 13.63% June 30, 2023 7.50% 9.64% 11.83% 13.44% CET1 Ratio 13.25% *Most recent quarter-end regulatory capital ratios preliminary until finalization of our regulatory filings TCE Ratio 8.77%

Remain Well Capitalized Including All Unrealized Losses 6/30/2024 As Reported* Inc. AOCI Losses (1) Inc. AOCI + HTM Losses(2) Well Capitalized Minimum Tangible Common Equity Ratio 8.77% 8.77% 8.31% N/A Leverage (Tier 1) Ratio 10.71% 9.21% 8.75% 5.00% CET1 Ratio 13.25% 11.26% 10.66% 6.50% Tier 1 Risked-Based Capital Ratio 13.25% 11.26% 10.66% 8.00% Risk-Based Capital Ratio 15.00% 13.02% 12.41% 10.00% Reflected above is the hypothetical impact on capital if the mark on AOCI Losses(1) and AOCI + HTM(2) were included in the regulatory capital calculations Neither scenario is currently included, nor required to be included in the Company’s regulatory capital ratios *Most recent quarter-end regulatory capital ratios preliminary until finalization of our regulatory filings Assumes AOCI adjustments related to market valuations on securities and related hedges are included for regulatory capital calculations Assumes HTM securities are also included as AOCI adjustment

2024 Forward Guidance Guidance Direction 2Q24 Actual FY 2024 Outlook Loans (EOP) Updated $23.9B Expect EOP loans at 12/31/24 to be flat to down slightly from 12/31/23 levels Deposits (EOP) Updated $29.2B Expect EOP deposits at 12/31/24 to be flat to down slightly from 12/31/23 levels Adjusted Pre-Provision, Net Revenue (PPNR)* Updated $156.4MM Expect PPNR to decrease 1%-2% from FY23 adjusted PPNR ($635.7MM); expect modest NIM expansion in 2H24; guidance based on zero rate cuts in 2H24 Reserve for Credit Losses Unchanged $342.2MM or 1.43% of total loans Future assumptions in economic forecasts and any change in our own asset quality metrics will drive level of reserves; expect modest charge-offs and provision for 2024 Adjusted Noninterest Income* Updated $89.2MM Expect noninterest income to be up 4%-5% from FY23 adjusted noninterest income ($337.7MM) Adjusted Noninterest Expense* Updated $206.0MM Expect noninterest expense to be up 2%-3% from FY23 adjusted noninterest expense ($810.7MM) Effective Tax Rate Unchanged 20.9% Approximately 20-21% Efficiency Ratio* Updated 56.18% Expect to maintain efficiency ratio within the range of 56-57% for FY24 Corporate Strategic Objectives (CSOs) Long-term operating objectives reviewed/updated annually (assumes fed funds at approximately 4% for 2026) 3 Year Objective (4Q26) 2Q24 Actual ROA (Adjusted)* 1.30 – 1.50% 1.32% TCE ≥ 8% 8.77% ROTCE (Adjusted)* ≥ 18% 15.73% Efficiency Ratio* ≤ 55% 56.18% *Refer to appendix for non-GAAP reconciliations

Appendix and Non-GAAP Reconciliations Appendix and Non-GAAP Reconciliations CHANCOCK WHITNEY

Summary Balance Sheet ($ in millions) (1) Average securities excludes unrealized gain/(loss) Summary Balance Sheet ($ in millions) 4Q20 and YTD 2020 include $2.0 billion and 3Q20 included $2.3 billion in PPP loans, net Average securities excludes unrealized gain /(loss)       Change       4Q20 3Q20 4Q19 LQ PY Line Item YTD 2020 YTD 2019 Y-o-Y           EOP Balance Sheet       $21,789.9 $22,240.2 $21,212.8 ($450.3) $577.1 Loans (1) $21,789.9 $21,212.8 $577.1 7,356.5 7,056.3 6,243.3 300.2 1,113.2 Securities 7,356.5 6,243.3 1,113.2 30,616.3 30,179.1 27,622.2 437.2 2,994.1 Earning Assets 30,616.3 27,622.2 2,994.1 33,638.6 33,193.3 30,600.8 445.3 3,037.8 Total assets 33,638.6 30,600.8 3,037.8                   $27,698.0 $27,030.7 $23,803.6 $667.3 $3,894.4 Deposits $27,698.0 $23,803.6 $3,894.4 1,667.5 1,906.9 2,714.9 (239.4) (1,047.4) Short-term borrowings 1,667.5 2,714.9 (1,047.4) 30,199.6 29,817.7 27,133.1 381.9 3,066.5 Total Liabilities 30,199.6 27,133.1 3,066.5 3,439.0 3,375.6 3,467.7 63.4 (28.7) Stockholders' Equity 3,439.0 3,467.7 (28.7)                             Avg Balance Sheet       $22,065.7 $22,407.8 $21,037.9 ($342.1) $1,027.8 Loans $22,166.5 $20,380.0 $1,786.5 6,921.1 6,389.2 6,201.6 531.9 719.5 Securities (2) 6,398.7 5,864.2 534.5 29,875.5 29,412.3 27,441.5 463.2 2,434.0 Average earning assets 29,235.3 26,476.9 2,758.4 33,067.5 32,685.4 30,343.3 382.1 2,724.2 Total assets 32,391.0 29,125.4 3,265.6                   $27,040.4 $26,763.8 $23,848.4 $276.6 $3,192.0 Deposits $26,212.3 $23,299.3 $2,913.0 1,779.5 1,733.3 2,393.4 46.2 (613.9) Short-term borrowings 1,978.2 1,942.1 36.1 29,660.8 29,333.8 26,869.6 327.0 2,791.2 Total Liabilities 28,957.9 25,822.8 3,135.1 3,406.6 3,351.6 3,473.7 55.0 (67.1) Stockholders' Equity 3,433.1 3,302.7 130.4 3.99% 3.95% 4.69% 4 bps -70 bps Loan Yield 4.13% 4.81% -68 bps 2.23% 2.31% 2.56% -8 bps -33 bps Securities Yield 2.38% 2.62% -24 bps 0.31% 0.39% 1.11% -8 bps -80 bps Cost of IB Deposits 0.57% 1.25% -68 bps 79% 82% 89% -361 bps -1045 bps Loan/Deposit Ratio (Period End) 79% 89% -1045 bps CHANCOCK WHITNEY 26 Change Change 2Q24 1Q24 2Q23 LQ Prior Year   YTD 2024 YTD 2023 Y-o-Y           EOP Balance Sheet       23,911.6 23,970.9 23,789.9 (59.3) 121.7 Loans 23,911.6 23,789.9 121.7 7,535.8 7,559.2 8,195.7 (23.4) (659.9) Securities 7,535.8 8,195.7 (659.9) 32,056.4 31,985.6 32,715.6 70.8 (659.2) Earning assets 32,056.4 32,715.6 (659.2) 35,412.3 35,247.1 36,210.1 165.2 (797.8) Total assets 35,412.3 36,210.1 (797.8)                   29,200.7 29,775.9 30,043.5 (575.2) (842.8) Deposits 29,200.7 30,043.5 (842.8) 1,364.0 667.8 1,629.5 696.2 (265.5) Short-term borrowings 1,364.0 1,629.5 (265.5) 31,491.6 31,393.7 32,655.7 97.9 (1,164.1) Total liabilities 31,491.6 32,655.7 (1,164.1) 3,920.7 3,853.4 3,554.5 67.3 366.2 Stockholders' equity 3,920.7 3,554.5 366.2                             Avg Balance Sheet       23,917.4 23,810.2 23,655.0 107.2 262.4 Loans 23,863.8 23,372.3 491.5 8,214.2 8,197.4 9,007.8 16.8 (793.6) Securities (1) 8,205.8 9,072.1 (866.3) 32,539.4 32,556.8 33,619.8 (17.4) (1,080.4) Average earning assets 32,548.1 33,189.2 (641.1) 34,998.9 35,101.9 36,205.4 (103.0) (1,206.5) Total assets 35,050.4 35,685.1 (634.7)                   29,069.1 29,561.0 29,372.9 (491.9) (303.8) Deposits 29,315.0 29,084.5 230.5 1,138.9 784.0 2,386.6 354.9 (1,247.7) Short-term borrowings 961.4 2,243.4 (1,282.0) 31,172.6 31,283.1 32,638.1 (110.5) (1,465.5) Total liabilities 31,227.8 32,194.6 (966.8) 3,826.3 3,818.8 3,567.3 7.5 259.0 Stockholders' equity 3,822.6 3,490.5 332.1                   6.24% 6.16% 5.81% 8 bps 43 bps Loan yield 6.20% 5.68% 52 bps 2.60% 2.56% 2.38% 4 bps 22 bps Securities yield 2.58% 2.36% 22 bps 3.14% 3.14% 2.39% 0 bps 75 bps Cost of IB deposits 3.14% 2.04% 110 bps 81.89% 80.50% 79.18% 139 bps 271 bps Loan/Deposit ratio - EOP 81.89% 79.18% 271 bps

Balance Sheet Summary   2Q23 3Q23 4Q23 1Q24 2Q24 Average Loans ($MM) 23,655 23,831 23,796 23,810 23,917 Average Total Securities* ($MM) 9,008 8,888 8,579 8,197 8,214 Average Deposits ($MM) 29,373 29,757 29,975 29,561 29,069 Loan Yield (TE) 5.81% 6.01% 6.11% 6.16% 6.24% Cost of Deposits 1.40% 1.74% 1.93% 2.01% 2.00% Tangible Common Equity Ratio 7.50% 7.34% 8.37% 8.61% 8.77% Balance Sheet Summary   4Q19 1Q20 2Q20 3Q20 4Q20 Average Loans ($MM) 21,038 21,234 22,957 22,408 22,066 Average Total Securities ($MM) 6,202 6,149 6,130 6,389 6,921 Average Deposits ($MM) 23,848 24,327 26,703 26,764 27,040 Loan Yield (TE) 4.69% 4.56% 4.04% 3.95% 3.99% Cost of Interest Bearing Deposits 1.11% 1.01% 0.58% 0.39% 0.31% Tangible Common Equity Ratio 8.45% 8.00% 7.33% 7.53% 7.64% CHANCOCK WHITNEY 28 * Average securities excludes unrealized gain/(loss)

ICRE Segmentation Detail and Key Metrics CRE-Income producing (ICRE) loan portfolio is diversified by asset class, industry and geographic region ICRE 16.9% of total loans and includes a variety of collateral types 91% of total ICRE exposure matures in 2025 or later Office-ICRE exposure down $13 million, or 2% linked-quarter Office buildings tend to be more mid-rise Approximately 29% of office-ICRE exposure has medical-related tenants Approximately 95% of office exposure is located within our 5-state footprint (AL, FL, LA, MS, TX) 88% of office-ICRE portfolio (by loan count) has exposure of $5 million or less 90% of office-ICRE exposure has some level of guarantor support (corporate, personal, or both) Multifamily – ICRE and C&D exposure diverse No rent stabilized properties Approximately 83% of multifamily exposure is located within our 5-state footprint (AL, FL, LA, MS, TX) and Nashville, TN 98% of multifamily (ICRE and C&D) exposure has some level of guarantor support (corporate, personal, or both) Total Loans Outstanding % of Total Loans Commitment ($s in millions) Multifamily $914 3.8% $922 Office $711 3.0% $740 Retail $657 2.7% $684 Industrial $623 2.6% $651 Hospitality(1) $490 2.0% $495 Healthcare related properties $428 1.8% $475 Other $183 0.8% $190 Other land loans $30 0.1% $31 1-4 family residential construction $18 0.1% $18 Total ICRE Loans(2) $4,054 16.9% $4,206 As of June 30, 2024 (1) Includes hotel, motel and restaurants (2) Includes ICRE and $544 million healthcare loans outstanding; healthcare loans outstanding primarily included in healthcare related properties, office, and other collateral categories

EOP Loan Repricing and Maturity ($s in millions) Repricing/Maturity Term (1) Rate Structure 3 months or less 4-12 months 1-3 Years 3-5 Years 5-15 Years Over 15 Years Total Loans (EOP) Variable Rate Fixed Rate Commercial Non-RE $6,297 $249 $1,039 $1,225 $958 $80 $9,848   $6,470 $3,378 CRE-Owner 1,041 58 262 397 1,307 29 3,094 1,031 2,063 CRE- income producing 2,872 113 361 411 295 2 4,054 2,866 1,188 Construction and land development 1,168 22 58 73 179 28 1,528 1,209 319 Total Commercial $11,378 $442 $1,720 $2,106 $2,739 $139 $18,524 $11,576 $6,948 Residential mortgages 58 86 151 158 1,687 1,860 4,000 1,739 2,261 Consumer 1,167 29 91 79 19 3 1,388 1,159 229 Grand Total $12,603 $557 $1,962 $2,343 $4,445 $2,002 $23,912 $14,474 $9,438     % of Total 53% 2% 8% 10% 19% 8% 100% 61% 39% Weighed Average Rate 7.99% 5.90% 4.86% 5.76% 4.03% 4.35% 6.45% 7.43% 4.82% (1) Based on maturity date for fixed rate loans 85% of variable rate loans reprice in three months or less $1.4 billion of variable rate mortgages, or 9% of total variable rate loans, reprice in 5 to 15 years

Total Loan Rates and Yield Trends $ in millions Total Loan Rate* - Fixed 4.28% 4.40% 4.52% 4.64% 4.73% 4.82% Total Loan Rate* - Variable 6.81% 7.19% 7.40% 7.42% 7.41% 7.43% * Loan rates represent weighted average coupon rate at end of period ** Total loan yield includes impact of cash flow hedges

Maintaining a Seasoned, Stable, Diversified Deposit Base DDAs as a % of total deposits remains among best-in-class at 36% at June 30, 2024 Uninsured deposits (adjusted for collateralized public funds) were 35.9% at June 30, 2024, up 1% linked-quarter The Insured Cash Sweep (ICS) product is available to clients as a way to secure deposits above FDIC limits; balances at June 30, 2024 were $404 million, up from $373 million at March 31, 2024 Repurchase (Repo) agreements are another way for clients to secure deposits; balances at June 30, 2024 were $564 million compared to $667 million at March 31, 2024 Consumer clients comprise 45% of total deposits (51% including wealth), while commercial clients comprise 36% Deposits include $200 million in brokered CDs, down $195 million linked-quarter $395 million at 5.35% matured in May 2024 Issued $200 million in 2Q24 at 5.52% with maturities between August 2024 and February 2025

Currently have approximately $20.2 billion in internal and external sources of liquidity if needed Over $18 billion in remaining net liquidity available at June 30, 2024 Liquidity includes $200 million in brokered CDs at June 30, 2024, down $195 million linked-quarter At June 30, 2024 $ in millions Total Sources Amount Used Net Availability Internal Sources       Free Securities $ 4,050 $ - $ 4,050 External Sources       FHLB* 6,983 1,683 5,300 FRB-DW 3,396 - 3,396 Brokered Deposits 4,380 200 4,180 Overnight Fed Funds LOCs 1,437 - 1,437 Total Available Sources of Funding $ 20,246 $ 1,883 $ 18,363 Strong Liquidity Position; Multiple Sources of Funding Available At June 30, 2024 $ in millions Cash and O/N $ 1,082 Cash and O/N as a % of Assets 3.1% Cash and O/N + Net Availability $ 19,445 Uninsured Deposits excl. PF Deposits $ 10,491 Cash and O/N + Net Availability to Adj. Uninsured deposits 185.3% * Amount used includes letters of credit (off balance-sheet)

Summary Income Statement ($ in millions, except for per share data) *Non-GAAP measure: see slides 33-35 for non-GAAP reconciliations       Change       Change 2Q24 1Q24 2Q23 LQ Prior Year   YTD 2024 YTD 2023 Y-o-Y 273.3 269.0 276.7 4.3 (3.4) Net interest income (TE) 542.3 564.3 (22.0) 8.7 13.0 7.6 (4.3) 1.1 Provision for credit losses 21.7 13.7 8.0 89.2 87.9 83.2 1.3 6.0 Noninterest income 177.0 163.6 13.4 206.0 207.7 202.1 (1.7) 3.9 Noninterest expense 413.7 403.0 10.7 144.9 133.3 147.4 11.6 (2.5) Income before income tax 278.2 305.8 (27.6) 30.3 24.7 29.6 5.6 0.7 Income tax expense 55.0 61.5 (6.5) 114.6 108.6 117.8 6.0 (3.2) Net income 223.2 244.3 (21.1) 156.4 152.9 157.8 3.5 (1.4) Adjusted PPNR (TE)* 309.3 324.9 (15.6)                   114.6 108.6 117.8 6.0 (3.2) Net income 223.2 244.3 (21.1) (0.8) (0.8) (1.2) - 0.4 Net Income allocated to participating securities (1.6) (2.6) 1.0 113.8 107.8 116.6 6.0 (2.8) Net Income available to common shareholders 221.6 241.6 (20.0) 86.8 86.7 86.4 0.1 0.4 Weighted average common shares - diluted (millions) 86.8 86.4 0.4 1.31 1.24 1.35 0.07 (0.04) EPS- diluted 2.55 2.80 (0.25)                   3.37% 3.32% 3.30% 5 bps 7 bps NIM (TE) 3.34% 3.42% -8 bps 1.32% 1.24% 1.30% 8 bps 2 bps ROA 1.28% 1.38% -10 bps 12.04% 11.44% 13.24% 60 bps -120 bps ROE 11.74% 14.11% -237 bps 56.18% 56.44% 55.33% -26 bps 85 bps Efficiency ratio* 56.31% 54.54% 177 bps

Income Statement Summary (as Adjusted*) *Non-GAAP measure: see slides 33-35 for non-GAAP reconciliations   2Q23 3Q23 4Q23 1Q24 2Q24 Adjusted PPNR (TE)* ($000) 157,835 153,385 157,471 152,930 156,416 Net Interest Income (TE) ($000) 276,748 272,086 272,294 269,001 273,258 Net Interest Margin (TE) 3.30% 3.27% 3.27% 3.32% 3.37% Adjusted Noninterest Income* ($000) 83,225 85,974 88,205 87,851 89,174 Adjusted Noninterest Expense* ($000) 202,138 204,675 203,028 203,922 206,016 Efficiency Ratio* 55.33% 56.38% 55.58% 56.44% 56.18% Results *Non-GAAP measures. See slides 29-31 for non-GAAP reconciliations   4Q19 1Q20 2Q20 3Q20 4Q20 Operating PPNR (TE)* ($000) 125,660 115,688 118,518 126,346 130,607 Net Interest Income (TE)* ($000) 236,736 234,636 241,114 238,372 241,401 Net Interest Margin (TE)* 3.43% 3.41% 3.23% 3.23% 3.22% Noninterest Income ($000) 82,924 84,387 73,943 83,748 82,350 Operating Expense* ($000) 194,000 203,335 196,539 195,774 193,144 Efficiency Ratio* 58.88% 62.06% 60.74% 59.29% 58.23% CHANCOCK WHITNEY 27

Current Hedge Positions Cash Flow (CF) Hedges Receive 215 bps versus paying 1 month SOFR on $1.6 billion No new CF hedges were executed and no CF hedges were terminated in 2Q24 Total termination value on remaining active CF hedges is approximately ($91) million as of 6/30/24 Future maturities of existing CF hedges range from December 2025 through March 2028 Fair Value (FV) Hedges $514 million in securities are hedged with $478 million of FV hedges Duration (Market price risk) reduced from approximately 6.4 years to 2.0 years on hedged securities During 2Q24, no FV hedges were terminated Current termination value of FV hedges is approximately $34 million at 6/30/2024 FV hedges become effective beginning January 2025 through July 2026; once fully effective we pay a fixed rate of 1.98% and receive the FF effective rate (resulting in these bonds becoming synthetically variable instruments yielding FF plus 48 bps) When FV hedges are terminated, the value of each hedge is an adjustment to the book value of the underlying security, thereby changing its current book yield and extending its duration

PPNR (TE) and Adjusted PPNR (TE) Reconciliation   Three Months Ended (in thousands) 2Q24 1Q24 4Q23 3Q23 2Q23 Net Income (GAAP) $114,557 $108,612 $50,603 $97,738 $ 117,794 Provision for credit losses 8,723 12,968 16,952 28,498 7,633 Income tax expense 30,308 24,720 11,705 24,297 29,571 Pre-provision net revenue 153,588 146,300 79,260 150,533 154,998 Taxable equivalent adjustment* 2,828 2,830 2,834 2,852 2,837 Pre-provision net revenue (TE)* 156,416 149,130 82,094 153,385 157,835 Adjustments from supplemental disclosure items   Gain on sale of parking facility — — (16,126) — — Loss on securities portfolio restructure — — 65,380 — — FDIC special assessment — 3,800 26,123 — — Adjusted pre-provision net revenue (TE)* $156,416 $152,930 $157,471 $153,385 $157,835 Total Revenue (TE), Operating PPNR (TE) Reconciliations Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%. Three Months Ended (in thousands) 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net interest income $238,286 $235,183 $237,866 $231,188 $233,156 Noninterest income 82,350 83,748 73,943 84,387 82,924 Total revenue $320,636 $318,931 $311,809 $315,575 $316,080 Taxable equivalent adjustment 3,115 3,189 3,248 3,448 3,580 Total revenue (TE) $323,751 $322,120 $315,057 $319,023 $319,660 Noninterest expense (193,144) (195,774) (196,539) (203,335) (197,856) Nonoperating expense — — — — 3,856 Operating pre-provision net revenue $130,607 $126,346 $118,518 $115,688 $125,660CHANCOCK WHITNEY 31 *Taxable equivalent (TE) amounts are calculated using a federal tax rate of 21% Adjusted Noninterest Income and Noninterest Expense   Three Months Ended (in thousands) 2Q24 1Q24 4Q23 3Q23 2Q23 Noninterest income (GAAP) $89,174 $87,851 $38,951 $85,974 $83,225 Adjustments from supplemental disclosure items   Gain on sale of parking facility — — (16,126) — — Loss on securities portfolio restructure — — 65,380 — — Adjusted noninterest income $89,174 $87,851 $88,205 $85,974 $83,225 Noninterest expense (GAAP) $206,016 $207,722 $229,151 $204,675 $202,138 Adjustments from supplemental disclosure items   FDIC special assessment — (3,800) (26,123) — — Adjusted noninterest expense $206,016 $203,922 $203,028 $204,675 $202,138

Adjusted Efficiency Ratio   Three Months Ended (in thousands) 2Q24 1Q24 4Q23 3Q23 2Q23 Net interest income $270,430 $266,171 $269,460 $269,234 $273,911 Noninterest income 89,174 87,851 38,951 85,974 83,225 Total GAAP revenue 359,604 354,022 308,411 355,208 357,136 Taxable equivalent adjustment* 2,828 2,830 2,834 2,852 2,837 Total revenue (TE)* 362,432 356,852 311,245 358,060 359,973 Adjustments from supplemental disclosure items   Gain on sale of parking facility — — (16,126) — — Loss on securities portfolio restructure — — 65,380 — — Adjusted revenue (TE)* $362,432 $356,852 $360,499 $358,060 $359,973 GAAP Noninterest expense $206,016 $207,722 $229,151 $204,675 $202,138 Amortization of Intangibles (2,389) (2,526) (2,672) (2,813) (2,957) Adjustments from supplemental disclosure items   FDIC special assessment — (3,800) (26,123) — — Adjusted noninterest expense less amortization of intangibles $203,627 $201,396 $200,356 $201,862 $199,181 Efficiency Ratio** 56.18% 56.44% 55.58% 56.38% 55.33% *Taxable equivalent (TE) amounts are calculated using a federal tax rate of 21% ** The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items noted above

*Supplemental disclosure items, net of income tax impact calculated using federal tax rate of 21% Adjusted ROA and ROTCE   Three Months Ended (in thousands) 2Q24 1Q24 Average total assets $34,998,880 $35,101,869 Average common stockholders' equity 3,826,296 3,818,840 Average goodwill and other intangible assets (896,330) (898,781) Average tangible common equity 2,929,966 2,920,059 Net income (GAAP) 114,557 108,612 Supplemental disclosure items, net of income tax* — 3,002 Adjusted Net Income $114,557 $111,614 ROA 1.32% 1.24% Adjusted ROA 1.32% 1.28% ROTCE 15.73% 14.96% Adjusted ROTCE 15.73% 15.37% Adjusted Earnings Per Share - Diluted   Three Months Ended (in thousands) 2Q24 1Q24 Net Income (GAAP) $114,557 $108,612 Net income allocated to participating securities (810) (784) Net income available to common shareholders 113,747 107,828 Supplemental disclosure items, net of income tax* — 3,002 Supplemental disclosure items allocated to participating securities — (22) Adjusted net income allocated to participating securities $113,747 $110,808 Weighted average common shares - diluted 86,765 86,726 Earnings per share - diluted $1.31 $1.24 Adjusted earnings per share - diluted $1.31 $1.28

Second Quarter 2024 Earnings Conference Call 7/16/2024 HANCOCK WHITNEY